Annual Report

                            CALIFORNIA
                            TAX-FREE
                            FUNDS

                            -----------------
                            FEBRUARY 28, 2002
                            -----------------

[LOGO]

T. ROWE PRICE

TABLE OF CONTENTS

Highlights ................................................................    1

Portfolio Managers' Report ................................................    2
   Economy and Interest Rates .............................................    2
   Market News ............................................................    3
   Portfolio Strategies ...................................................    4
   Outlook ................................................................    7

Performance Comparisons ...................................................    9

Financial Highlights ......................................................   11

Statement of Net Assets ...................................................   13

Statement of Operations ...................................................   25

Statement of Changes in Net Assets ........................................   26

Notes to Financial Statements .............................................   27

Report of Independent Accountants .........................................   32

Annual Meeting Results ....................................................   34

Board of Directors ........................................................   35

Fund Officers .............................................................   38

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

----------
HIGHLIGHTS
--------------------------------------------------------------------------------

o Declining interest rates and minimal inflation created a favorable backdrop for municipal bonds over the past year. Money market yields fell along with short-term rates.

o Both funds outperformed their peer groups for the 6- and 12-month periods ended February 28, 2002.

o     Results versus our benchmarks were aided by our interest rate strategy.

o Municipal bonds should prove resilient as long as an economic recovery does not emerge with unexpected vigor, and we will rely on our strong credit research to offset the unique challenges facing California.

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

Periods Ended 2/28/02                                       6 Months   12 Months
================================================================================
California Tax-Free
Money Fund                                                    0.61%      1.79%
--------------------------------------------------------------------------------
Lipper California Tax-Exempt
Money Market Funds Average                                    0.59       1.75
================================================================================
California Tax-Free
Bond Fund                                                     1.07%      5.96%
--------------------------------------------------------------------------------
Lipper California Municipal
Debt Funds Average                                            0.80       5.49
--------------------------------------------------------------------------------

---------------
PRICE AND YIELD
--------------------------------------------------------------------------------

                                                       California     California
                                                         Tax-Free       Tax-Free
Periods Ended 2/28/02                                  Money Fund      Bond Fund
================================================================================
Price Per Share                                           $1.00          $10.94
--------------------------------------------------------------------------------

Dividends Per Share
--------------------------------------------------------------------------------
    For 6 months                                          0.006            0.25
    ----------------------------------------------------------------------------
    For 12 months                                         0.018            0.51
    ----------------------------------------------------------------------------

Dividend Yield
(7-Day Compound)*                                          0.81%             --
--------------------------------------------------------------------------------
30-Day Dividend Yield*                                      --             4.50%
--------------------------------------------------------------------------------
30-Day Standardized Yield
to Maturity                                                 --             3.90
--------------------------------------------------------------------------------

* Dividends earned for the last 30 days (seven days for the money fund) are annualized and divided by the fund's net asset value per share at the end of the period.

--------------------------
PORTFOLIO MANAGERS' REPORT
--------------------------------------------------------------------------------

Declining interest rates and minimal inflation created a favorable backdrop for California municipal bonds for the period ended February 28, 2002, despite significant challenges to the state's economy. Intermediate bonds fared particularly well as an aggressive Fed brought short-term rates down sharply in both the taxable and tax-exempt markets. Lower short-term rates trimmed yields on California money market securities.

ECONOMY AND INTEREST RATES

      The six-month period began in the worst way imaginable, with the terrorist attacks of September 11. The effects of the attacks were felt deeply throughout the economy and the financial markets. The U.S. economy, already struggling from a recession begun in March, weakened markedly in the days following the tragic events.

      However, the economy proved extremely resilient, aided by the Federal Reserve, which ramped up its program to reduce short-term interest rates in an effort to foster recovery. The Fed slashed the federal funds target rate within days of September 11, and followed with three more cuts in the fourth quarter--11 reductions overall in 2001--to put short-term rates at historic lows.

      The economy reacted with clear signs of improvement, as rapid inventory liquidation improved production prospects and income levels rose in a challenging labor market. Business demand began to recover from recessionary levels, while consumer spending remained relatively strong. A cyclical recovery appeared to be gaining momentum at year-end, and most recent economic data point to an end to the recession early in the first quarter. The recession of 2001 will likely prove to be the shallowest on record.

      Falling rates and low inflation contributed to a stellar year in the bond markets, although some weakness in the fourth quarter reduced gains. An equity rebound in that period reduced demand for municipals even as supply soared. A rush to issue tax-free securities in the low-rate environment boosted supply to record levels in the fourth quarter--new municipal issuance in 2001 overall was the second highest ever at $286 billion--pressuring municipal bond prices and pushing up yields.

------------------------
CALIFORNIA YIELD INDEXES
--------------------------------------------------------------------------------

  [The following table was depicted as a line graph in the printed material.]

                     California                California
                     Bond Index                Money Index
                     (use 100% blue line)      (use 50% black line)

  02/28/01                5.28                      1.95
                          5.28                      3.36
                          5.52                      4.07
   05/02                  5.40                      2.68
                          5.38                      2.54
                          5.26                      2.50
   08/02                  5.01                      1.83
                          5.09                      2.16
                          4.95                      1.72
   11/02                  5.14                      1.26
                          5.29                      1.41
                          5.24                      1.27
  02/28/02                5.18                      1.03

Source: T. Rowe Price Associates

      Even as short-term rates plummeted in 2001, longer-term rates remained stubbornly high. Municipal bonds beyond 10 years, for example, were unchanged or higher for the six months. Consequently, intermediate-term bonds posted better returns than longer-term bonds for the half and the full fiscal year. Within the overall market, high-yield securities lagged.

      MARKET NEWS

      While the apparent shallowness and short duration of the 2001 recession may have helped most state economies survive with relatively minor effects, California faces particular challenges given its combination of exposure to the technology sector, an energy crisis, declining revenues, and low reserve levels. California bonds lagged the broader market for the year.

      California's economic growth has slowed dramatically from the recent boom years, with weakness centered in the tech-dependent San Francisco Bay/Silicon Valley area. Tourism was also hurt by the terrorist attacks on September 11. Nonagricultural employment slowed in 2001, and the state's unemployment rate crept up to 6.2% in January 2002 from a 30-year trough of 4.5% in February 2001. Personal income in California grew by a modest 1.4% in 2001 after surging 11.5% in 2000.

      The state's financial condition weakened as well, and Moody's downgraded California's general obligation debt from Aa3 to A1 in November. Both Moody's and S&P had previously downgraded California debt in April. All rating agency outlooks remain negative, based on weakness in the state's revenue base and lingering repercussions of its electricity crisis. In 1999 and 2000, personal income tax revenues soared due to healthy salary levels, stock option income, and capital gains, but in 2001 these sources were greatly diminished and came in well below forecasted levels. The governor has proposed closing the state's anticipated $12.5 billion two-year deficit by a combination of short-term revenue enhancements, a drawdown of reserves, and budget cuts. But given the one-time nature of the proposed remedies and continued weakness in personal income tax receipts since mid-December, more work needs to be done to bring the state's budget into balance.

      California is still working through its electricity crisis. Stabilizing factors include two user rate hikes and a decline in demand due to both conservation efforts and the slowing economy. Spot market prices for electricity have come down from peaks set last summer. The state has spent $6 billion from its general fund to buy power on behalf of corporate utilities and is seeking reimbursement from the issuance of a revenue bond of up to $12.5 billion that is being held up by appeals. As a result, the state may have to issue revenue anticipation warrants, a form of interim debt financing, to meet current needs.

PORTFOLIO STRATEGIES

      California Tax-Free Money Fund

      Your fund returned 0.61% and 1.79%, respectively, for the 6- and 12-month periods ended February 28, slightly outperforming its Lipper benchmark for both periods. The fund's results versus its peer group were helped by overweighting fixed-rate securities with longer maturities, thereby locking in higher yields for longer periods as the overall level of interest rates fell. This lessened the fund's exposure to the more volatile front end of the yield curve where yields fell more quickly in response to Fed actions. This strategy resulted in a weighted average maturity for the fund that was significantly longer than its peer group.

-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                            8/31/01         2/28/02
================================================================================
Weighted Average Maturity (days)                              66              53
--------------------------------------------------------------------------------
Weighted Average Quality *                            First Tier      First Tier
================================================================================

* All securities purchased in the money fund are rated in the two highest categories (tiers) as established by national rating agencies or, if unrated, are deemed of comparable quality by T. Rowe Price.

      The Fed's aggressive easing resulted in significantly reduced yields within the municipal money market. For example, national overnight rates, which began the fund's fiscal year at 2.70%, ended the period at 1.30%. Yields on national one-year notes, which had been as high as 3.30% at the beginning of the year, ended the year at 1.55%. Strong investor demand for California tax-exempt securities pushed state yields even lower.
-------------
TOP 5 SECTORS
--------------------------------------------------------------------------------

                                                        Percent of    Percent of
                                                        Net Assets    Net Assets
                                                           8/31/01       2/28/02
================================================================================
Prerefunded Bonds                                             15%          16%
--------------------------------------------------------------------------------
General Obligations-Local                                     13           13
--------------------------------------------------------------------------------
Hospital Revenue                                              12           11
--------------------------------------------------------------------------------
Educational Revenue                                           10           11
--------------------------------------------------------------------------------
Water and Sewer Revenue                                       11           11
--------------------------------------------------------------------------------

      Nationally, short-term municipal issuance rose 36% in 2001 as the slowing economy and a drop in tax receipts forced state, city, and local municipal governments to borrow money to bridge their budget imbalances. Most California issuers also followed the national trend by increasing the size of their borrowings. As supply somewhat exceeded demand for much of the period, municipals traded modestly cheaper to comparable taxable investments, and municipal money market investors benefited on an after-tax basis.

      Looking forward, it appears that economic recovery has begun and this round of Federal Reserve rate cuts is at an end. With future Fed actions uncertain, we plan to take a more neutral strategy over the near term.

      California Tax-Free Bond Fund

      The California Tax-Free Bond Fund turned in solid results for the year and exceeded its peer group returns for both periods. Most of the past year's total return came during the first six months and was derived from income, with some modest principal appreciation. For the most recent period, the fund's net asset value fell from $11.07 to $10.94. The dividend dipped slightly as well, largely as a result of plummeting yields on cash reserves.

      Long-term interest rates charted a choppy path in California over the past year. After rising in the first quarter, rates fell between May and August, dropped further in the wake of September 11, but rose in November and December. Despite the swings, at the end of the fiscal year, long-term rates were only about 10 basis points lower than a year ago (100 basis points equal one percentage point). Short- and intermediate-term rates dropped more, creating a steeper yield curve and prompting significant price gains for the 20% of the fund that was invested in bonds maturing in 10 years or less.

-------------------------
PORTFOLIO CHARACTERISTICS
--------------------------------------------------------------------------------

Periods Ended                                                8/31/01     2/28/02
================================================================================
Weighted Average
Maturity (years)                                                16.9        15.8
--------------------------------------------------------------------------------
Weighted Average Effective
Duration (years)                                                 7.3         7.1
--------------------------------------------------------------------------------
Weighted Average Quality *                                       AA-         AA-
================================================================================

*     Based on T. Rowe Price research.

-------------
TOP 5 SECTORS
--------------------------------------------------------------------------------

                                                      Percent of      Percent of
                                                      Net Assets      Net Assets
                                                         8/31/01         2/28/02
================================================================================
Lease Revenue                                                13%             19%
--------------------------------------------------------------------------------
Dedicated Tax Revenue                                        14              14
--------------------------------------------------------------------------------
Air and Sea Transportation                                    9              10
--------------------------------------------------------------------------------
Hospital Revenue                                              4               9
--------------------------------------------------------------------------------
General Obligations-Local                                    11               9
--------------------------------------------------------------------------------

      After strongly outperforming national municipal bond returns in 2000, California bonds came back to earth in 2001, largely a result of the state's well-advertised energy and fiscal problems. For the past year, bond returns in California slightly lagged national averages, as the state's credit-rating downgrade and the financial difficulties of its largest investor-owned utilities weighed on the market. The fund had no exposure to the utility companies and only minimal exposure to the state's direct debt. Until we see signs that the state's fiscal position is improving, we will diversify exposure away from the state's direct debt. We have increased exposure to revenue bonds, including hospital debt, as this sector appears to be improving. We have also increased exposure to local projects with diversified revenue sources. The airport sector, which was hard hit by the events of September 11, represents just 3% of the fund, but the bonds are backed by municipal bond insurance.

      Our strong relative performance versus our peer group was primarily due to our duration strategy. (Duration measures a fund's sensitivity to interest rate changes. A fund with a duration of seven years would rise about 7% in price in response to a one percentage point fall in interest rates, and vice versa.) After the strong rally in 2000, we felt that long-term interest rates could not move much lower, so we maintained a neutral to slightly longer duration. As we approached year-end, we became more cautious amid signs of a strengthening economy and our view that the Federal Reserve is finished lowering short-term rates. We lowered exposure to longer intermediate-term bonds that we expect to underperform if the yield curve flattens and brought our duration to slightly below neutral. The first quarter of our fiscal year is often a period when the municipal market is under pressure, and a time when we can find opportunities to increase the fund's yield.

OUTLOOK

      With the economy at a critical point, we view the next six months with both optimism and caution. The combination of stimulative monetary and fiscal policies has laid the foundation for a cyclical recovery, and essential growth measures have begun to stabilize. By all appearances, interest rates are going to rise, and the bond market may be taking a turn from the sharp bull market of the past 18 months.

      Yet, there are many reasons to remain optimistic about the municipal market as long as an economic recovery does nto emerge with unexpected vigor. Inflationary forces remain well contained, allowing the Fed to keep short-term interest rates low for a longer period to ensure that the budding economic recovery continues. In addition, since longer-maturity issues did not participate in the rally as broadly as short-term bonds, they may have some cushion if rates reverse course.

--------------------------------------------------------------------------------
THERE ARE MANY REASONS TO REMAIN OPTIMISTIC ABOUT THE MUNICIPAL MARKET AS LONG AS AN ECONOMIC RECOVERY DOES NOT EMERGE WITH UNEXPECTED VIGOR.
--------------------------------------------------------------------------------

      We also think that strong demand will provide support for the market at current levels. Bonds--both taxable securities and tax-exempt municipals--have enjoyed wider appeal during the turbulent equity markets of the past two years. Municipals enjoy the additional advantage of offering attractive after-tax yields relative to similar taxable fixed-income instruments.

      We continue to closely monitor the state's resolution to the electricity crisis and its financial condition and will rely upon our strong credit research resources to offset these risks. Despite the challenges, California's economy remains relatively solid and an upswing in growth should translate into an improved financial profile for the state over time.

Respectfully submitted,


/s/ Joseph K. Lynagh

Joseph K. Lynagh
Chairman of the Investment Advisory Committee
California Tax-Free Money Fund


/s/ Mary J. Miller

Mary J. Miller
Chairman of the Investment Advisory Committee
California Tax-Free Bond Fund

March 20, 2002

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund's investment program.

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

----------------------
PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

      These charts show the value of a hypothetical $10,000 investment in each fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

      CALIFORNIA TAX-FREE MONEY FUND
      --------------------------------------------------------------------------

     [The following table was depicted as a line graph in the printed material.]

                                Lipper California               California
                                Tax-Exempt Money                 Tax-Free
      Date                     Market Funds Average             Money Fund

      2/29/1992                     $  10,000                   $  10,000
      2/28/1993                        10,243                      10,231
      2/28/1994                        10,446                      10,428
      2/28/1995                        10,717                      10,693
      2/29/1996                        11,068                      11,040
      2/28/1997                        11,388                      11,357
      2/28/1998                        11,733                      11,699
      2/28/1999                        12,046                      12,009
      2/29/2000                        12,350                      12,311
      2/28/2001                        12,731                      12,690
      2/28/2002                        12,955                      12,916

      CALIFORNIA TAX-FREE BOND FUND
      --------------------------------------------------------------------------

     [The following table was depicted as a line graph in the printed material.]

                                              Lipper California     California
                          Lehman Brothers       Municipal Debt       Tax-Free
      Date             Municipal Bond Index     Funds Average       Bond Fund

      2/29/1992               $  10,000          $   10,000         $   10,000
      2/28/1993                  11,376              11,401             11,441
      2/28/1994                  12,006              12,038             12,055
      2/28/1995                  12,232              12,101             12,248
      2/29/1996                  13,584              13,385             13,507
      2/28/1997                  14,332              14,079             14,269
      2/28/1998                  15,642              15,428             15,597
      2/28/1999                  16,604              16,304             16,526
      2/29/2000                  16,258              15,626             16,039
      2/28/2001                  18,264              17,667             18,053
      2/28/2002                  19,513              18,675             19,129

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

      This table shows how each fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

      Periods Ended 2/28/02               1 Year    3 Years   5 Years   10 Years
      ==========================================================================
      California Tax-Free Money Fund       1.79%      2.46%     2.61%      2.59%
      --------------------------------------------------------------------------
      California Tax-Free Bond Fund        5.96       5.00      6.04       6.70

      Investment return represents past performance and will vary. Shares of the bond fund may be worth more or less at redemption than at original purchase, as their principal value will fluctuate. Investments in the money fund are not insured or guaranteed by the FDIC or any other government agency. Although it seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares.

T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND
================================================================================

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                       Year
                                      Ended
                                    2/28/02            2/28/01             2/29/00             2/28/99             2/28/98
NET ASSET VALUE

Beginning of period            $      1.000       $      1.000        $      1.000        $      1.000        $      1.000
                               ---------------------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)                        0.018*             0.030*              0.025*              0.026*              0.030*
Distributions
 Net investment income               (0.018)            (0.030)             (0.025)             (0.026)             (0.030)
                               ---------------------------------------------------------------------------------------------
NET ASSET VALUE
End of period                  $      1.000       $      1.000        $      1.000        $      1.000        $      1.000
                               =============================================================================================

Ratios/Supplemental Data

Total return#                          1.79%*             3.08%*              2.51%*              2.65%*              3.01%*
----------------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                     0.55%*             0.55%*              0.55%*              0.55%*              0.55%*
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                             1.76%*             3.04%*              2.48%*              2.62%*              2.98%*
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                 $     98,839       $    101,038        $    108,219        $    102,346        $     92,406
----------------------------------------------------------------------------------------------------------------------------

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
* Excludes expenses in excess of a 0.55% voluntary expense limitation in effect through 2/28/03.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================

--------------------
FINANCIAL HIGHLIGHTS              For a share outstanding throughout each period
--------------------------------------------------------------------------------

                                       Year
                                      Ended
                                    2/28/02           2/28/01           2/29/00           2/28/99           2/28/98
NET ASSET VALUE
Beginning of period             $     10.82       $     10.11       $     10.96       $     10.88       $     10.47
                                -------------------------------------------------------------------------------------
Investment activities
 Net investment income (loss)          0.51              0.53              0.52              0.52              0.54
 Net realized and
 unrealized gain (loss)                0.12              0.71             (0.84)             0.11              0.41
                                -------------------------------------------------------------------------------------
 Total from
 investment activities                 0.63              1.24             (0.32)             0.63              0.95
                                -------------------------------------------------------------------------------------
Distributions
 Net investment income                (0.51)            (0.53)            (0.52)            (0.52)            (0.54)
 Net realized gain                       --                --             (0.01)            (0.03)               --
                                -------------------------------------------------------------------------------------
 Total distributions                  (0.51)            (0.53)            (0.53)            (0.55)            (0.54)
                                -------------------------------------------------------------------------------------

NET ASSET VALUE
End of period                   $     10.94       $     10.82       $     10.11       $     10.96       $     10.88
                                =====================================================================================

Ratios/Supplemental Data

Total return#                          5.96%            12.55%            (2.94)%            5.95%             9.31%
---------------------------------------------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                     0.54%             0.54%             0.56%             0.58%             0.58%
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                             4.71%             5.04%             4.99%             4.80%             5.09%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                39.0%             37.7%             40.8%             27.2%             35.0%
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                  $   256,170       $   237,776       $   211,898       $   226,001       $   195,100
---------------------------------------------------------------------------------------------------------------------

# Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND
================================================================================
                                                               February 28, 2002

      -----------------------
      STATEMENT OF NET ASSETS                                        Par       Value
      --------------------------------------------------------------------------------
                                                                      In thousands
      CALIFORNIA 90.4%

      California, VRDN (Currently 1.13%) (AMBAC Insured)^         $   1,000   $  1,000
      --------------------------------------------------------------------------------
      California CDA
          Concordia Univ., VRDN (Currently 1.33%)                       500        500
          ----------------------------------------------------------------------------
          GO, Riverside County, VRDN (Currently 1.20%)                4,700      4,700
          ----------------------------------------------------------------------------
      California EFA
          Pepperdine Univ., VRDN (Currently 1.10%)                    2,000      2,000
          ----------------------------------------------------------------------------
          Stanford Univ., VRDN (Currently 1.05%)                      3,000      3,000
          ----------------------------------------------------------------------------
          Univ. of San Francisco
             6.40%, 10/1/17 (Prerefunded 10/1/02+)                    1,000      1,048
      --------------------------------------------------------------------------------
      California HFA
          Pooled Loan Program
             VRDN (Currently 1.00%)
             (FGIC Insured)                                           1,525      1,525
             -------------------------------------------------------------------------
          Santa Barbara Cottage Hosp
             VRDN (Currently 1.10%)                                   2,900      2,900
             -------------------------------------------------------------------------
          Scripps Health, VRDN (Currently 1.00%)                      2,000      2,000
      --------------------------------------------------------------------------------
      California Housing Fin. Agency
          Home Mortgage
             2.67%, 8/1/02 ^                                            265        265
             -------------------------------------------------------------------------
             2.95%, 6/14/02 ^                                         3,800      3,800
      --------------------------------------------------------------------------------
      California Infrastructure & Economic Dev. Bank
          TECP, 1.75%, 8/9/02                                         3,000      3,000
      --------------------------------------------------------------------------------
      California Public Works Board
             6.60%, 12/1/22
             (Prerefunded 12/1/02+)                                   1,100      1,164
             -------------------------------------------------------------------------
             6.625%, 10/1/10
             -------------------------------------------------------------------------
             (Prerefunded 10/1/02+)                                   1,000      1,050
      --------------------------------------------------------------------------------
      California State Univ. Institute, TECP, 1.20%, 5/10/02          2,170      2,170
      --------------------------------------------------------------------------------
      Central Coast Water Auth.,
             6.05%, 10/1/04 (AMBAC Insured)
              (Prerefunded 10/1/02+)                                    800        838
      --------------------------------------------------------------------------------
      Dublin San Ramon Service Dist
             VRDN (Currently 1.05%)(MBIA Insured)                     2,000      2,000
      --------------------------------------------------------------------------------
      East Bay Municipal Utility Dist., Waste Water Systems
          TECP, 1.25%, 3/13/02                                        1,000      1,000
      --------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND
================================================================================

                                                                     Par       Value
      --------------------------------------------------------------------------------
                                                                      In thousands
      Elsinore Valley Municipal Water Dist
             VRDN (Currently 1.00%)(FGIC Insured)                  $  4,000  $   4,000
      --------------------------------------------------------------------------------
      Fresno, Trinity Health Credit, VRDN (Currently 1.00%)           4,200      4,200
      --------------------------------------------------------------------------------
      Glendale, Police Building, VRDN (Currently 1.05%)               1,500      1,500
      --------------------------------------------------------------------------------
      Golden Empire Schools Fin. Auth., Kern High School Dist
             VRDN (Currently 1.05%)                                   1,000      1,000
      --------------------------------------------------------------------------------
      Golden Gate Bridge Highway & Transportation
          TECP, 1.10 - 1.20%, 3/8/02 - 4/10/02                        4,500      4,500
      --------------------------------------------------------------------------------
      Grand Terrace Community Redev. Agency, Mt. Vernon Villas
             VRDN (Currently 1.00%)                                   2,000      2,000
      --------------------------------------------------------------------------------
      Long Beach Harbor
             VRDN (Currently 1.14%)
             (MBIA Insured) 5                                         1,995      1,995
          ----------------------------------------------------------------------------
          TECP, 1.20%, 4/10/02 ^                                      3,000      3,000
      --------------------------------------------------------------------------------
      Long Beach Unified School Dist
             VRDN (Currently 1.05%)(AMBAC Insured)                    1,500      1,500
      --------------------------------------------------------------------------------
      Los Angeles, GO, VRDN (Currently 1.02%) (FGIC Insured)          2,060      2,060
      --------------------------------------------------------------------------------
      Los Angeles Community College, GO
             VRDN (Currently 0.99%)(MBIA Insured)                     3,995      3,995
      --------------------------------------------------------------------------------
      Los Angeles Community Redev. Agency Multifamily Housing
          Promenade Towers, VRDN (Currently 1.00%)                      850        850
      --------------------------------------------------------------------------------
      Los Angeles County Transportation Commission
             6.00%, 7/1/23 (MBIA Insured)
             (Prerefunded 7/1/02+)                                      950        981
          ----------------------------------------------------------------------------
             6.25%, 7/1/13 (Prerefunded 7/1/02+)                        200        207
          ----------------------------------------------------------------------------
             6.50%, 7/1/20 (Prerefunded 7/1/02+)                        350        362
          ----------------------------------------------------------------------------
             6.75%, 7/1/19 (Prerefunded 7/1/02+)                        865        895
      --------------------------------------------------------------------------------
      Los Angeles Dept. of Water & Power Electric
             6.00%, 8/15/32 (Prerefunded 8/15/02+)                      170        177
      --------------------------------------------------------------------------------
      Metropolitan Water Dist. of Southern California
             VRDN (Currently 1.10%)                                   2,000      2,000
             -------------------------------------------------------------------------
             5.00%, 7/1/02                                              500        506
      --------------------------------------------------------------------------------
      Oakland Joint Powers Fin. Auth
             VRDN (Currently 1.05%)(FSA Insured)                        500        500
             -------------------------------------------------------------------------
             VRDN (Currently 1.10%)(FSA Insured)                      1,000      1,000
      --------------------------------------------------------------------------------
      Orange County Community Fac. Dist
             7.35%, 8/15/18 (Prerefunded 8/15/02+)                      500        523
      --------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND
================================================================================

                                                                    Par        Value
      --------------------------------------------------------------------------------
                                                                     In thousands
      Port of Oakland, TECP, 1.25%, 3/6/02 ^                     $   2,000   $   2,000
      --------------------------------------------------------------------------------
      Rancho Water Dist. Fin. Auth
             VRDN (Currently 1.00%)(FGIC Insured)                      500         500
      --------------------------------------------------------------------------------
      San Bernardino Unified School Dist
             VRDN (Currently 1.15%)(FSA Insured)                     3,000       3,000
      --------------------------------------------------------------------------------
      San Francisco Bay Area Rapid Transit
             VRDN (Currently 1.02%)(FGIC Insured)                    1,000       1,000
      --------------------------------------------------------------------------------
      San Francisco City & County Airports Commission
          TECP, 1.55%, 3/6/02 ^                                      1,715       1,715
      --------------------------------------------------------------------------------
      San Jose Redev. Agency, 5.375%, 8/1/02 (MBIA Insured)            770         783
      --------------------------------------------------------------------------------
      Santa Clara Valley Water Dist., 5.20%, 6/1/02                    500         503
      --------------------------------------------------------------------------------
      Santa Clara/El Camino Hosp. Dist., Valley Medical Center
             VRDN (Currently 1.25%)                                    390         390
      --------------------------------------------------------------------------------
      Sonoma County, GO, TRAN, 3.00%, 11/19/02                       2,000       2,013
      --------------------------------------------------------------------------------
      Sunnyvale, VRDN (Currently 1.05%) (AMBAC Insured)              1,000       1,000
      --------------------------------------------------------------------------------
      Univ. of California Regents
             VRDN (Currently 1.02%)
             (MBIA Insured)                                          2,700       2,700
             -------------------------------------------------------------------------
             6.30%, 9/1/14 (MBIA Insured)
             (Prerefunded 9/1/02+)                                     915         955
             -------------------------------------------------------------------------
             6.375%, 9/1/19 (MBIA Insured)
             (Prerefunded 9/1/02+)                                     200         209
             -------------------------------------------------------------------------
             6.375%, 9/1/24 (MBIA Insured)
             (Prerefunded 9/1/02+)                                     200         209
             -------------------------------------------------------------------------
             9.00%, 9/1/02 (MBIA Insured)                              150         155
      --------------------------------------------------------------------------------
      West & Central Basin Fin. Auth
             6.125%, 8/1/22 (AMBAC Insured)
             (Prerefunded 8/1/02+)                                     500         518
      --------------------------------------------------------------------------------
      Total California (Cost $89,361)                                           89,361
                                                                               -------

      PUERTO RICO 6.7%

      Puerto Rico, GO
             6.80%, 7/2/21 (Prerefunded 7/1/02+)                     2,185       2,254
      --------------------------------------------------------------------------------
      Puerto Rico, 5.875%, 7/1/18 (AMBAC Insured)
             (Prerefunded 7/1/02+)                                     150         154
      --------------------------------------------------------------------------------
      Puerto Rico Electric Power Auth., 6.25%, 7/1/17
             (Prerefunded 7/1/02+)                                   2,220       2,286
      --------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE MONEY FUND
================================================================================

                                                                                 Par        Value
---------------------------------------------------------------------------------------------------
                                                                                   In thousands
     Puerto Rico Highway & Transportation Auth
            6.50%, 7/1/22 (Prerefunded 7/1/02+)                               $    925      $   953
            ---------------------------------------------------------------------------------------
            6.625%, 7/1/18 (Prerefunded 7/1/02+)                                   250          258
     ----------------------------------------------------------------------------------------------
     Puerto Rico Public Buildings Auth
            6.60%, 7/1/04 (Prerefunded 7/1/02+)                                    250          258
            ---------------------------------------------------------------------------------------
            6.875%, 7/1/21 (Prerefunded 7/1/02+)                                   425          439
     ----------------------------------------------------------------------------------------------
     Total Puerto Rico (Cost $  6,602)                                                        6,602
                                                                                            -------

Total Investments in Securities
97.1% of Net Assets (Cost $ 95,963)                                                        $ 95,963

Other Assets Less Liabilities                                                                 2,876
                                                                                           --------

NET ASSETS                                                                                 $ 98,839
                                                                                           ========
Net Assets Consist of:
Undistributed net investment income (loss)                                                 $      4
Undistributed net realized gain (loss)                                                          (10)
Paid-in-capital applicable to 98,848,825 no par value shares of beneficial
interest outstanding; unlimited number of shares authorized                                  98,845
                                                                                           --------

NET ASSETS                                                                                 $ 98,839
                                                                                           ========

NET ASSET VALUE PER SHARE                                                                  $   1.00
                                                                                           ========

    ^  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  CDA  Community Development Administration
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  HFA  Health Facility Authority
 MBIA  Municipal Bond Investors Assurance Corp.
 TECP  Tax-Exempt Commercial Paper
 TRAN  Tax Revenue Anticipation Note
 VRDN  Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================
                                                               February 28, 2002

-----------------------
STATEMENT OF NET ASSETS                                             Par          Value
----------------------------------------------------------------------------------------
                                                                       In thousands
      CALIFORNIA 96.2%

      Alameda County, COP, 5.375%, 12/1/17 (MBIA Insured)         $  1,000     $   1,079
      ----------------------------------------------------------------------------------
      Anaheim PFA, Public Improvements
             5.00%, 9/1/27 (FSA Insured)                             2,435         2,427
      ----------------------------------------------------------------------------------
      Antioch PFA, 5.85%, 9/2/15                                     2,450         2,541
      ----------------------------------------------------------------------------------
      Brea Redev. Agency, 6.00%, 3/1/22                              1,215         1,228
      ----------------------------------------------------------------------------------
      California, GO
             VRDN (Currently 1.11%)                                    500           500
             ---------------------------------------------------------------------------
             5.375%, 6/1/26 (FGIC Insured)                           1,500         1,537
      ----------------------------------------------------------------------------------
      California Dept. of Veteran Affairs, Home Purchase
             5.50%, 12/1/19 ^                                        4,000         4,084
      ----------------------------------------------------------------------------------
      California Dept. of Water Resources
          Central Valley
             7.00%, 12/1/11                                          1,730         2,162
             ---------------------------------------------------------------------------
             7.00%, 12/1/12                                          1,000         1,259
             ---------------------------------------------------------------------------
      California EFA
          Loyola Marymount
             Zero Coupon, 10/1/13 (MBIA Insured)
             (Prerefunded 10/1/09+)                                  4,755         2,862
             ---------------------------------------------------------------------------
          Scripps College, 5.25%, 8/1/21                             2,000         2,039
          ------------------------------------------------------------------------------
          Univ. of Southern California, 5.50%, 10/1/27               3,545         3,715
      ----------------------------------------------------------------------------------
      California HFA
          Casa Colina
             6.00%, 4/1/22                                           2,000         2,030
             ---------------------------------------------------------------------------
          Cedars Sinai Medical Center
             6.125%, 12/1/19                                         2,000         2,159
             ---------------------------------------------------------------------------
          Pomona Valley Hosp
             5.75%, 7/1/15 (MBIA Insured)                            1,800         1,963
             ---------------------------------------------------------------------------
          Sutter Health
             6.25%, 8/15/31                                          2,000         2,122
      ----------------------------------------------------------------------------------
      California Housing Fin. Agency
             6.70%, 8/1/15                                           1,100         1,129
             ---------------------------------------------------------------------------
          Home Mortgage
             Zero Coupon, 2/1/32 (MBIA Insured) ^                    4,295           712
             ---------------------------------------------------------------------------
             5.85%, 8/1/16 (MBIA Insured)                            1,970         2,080
             ---------------------------------------------------------------------------
             6.15%, 8/1/16 ^                                         1,000         1,053
             ---------------------------------------------------------------------------
             6.70%, 8/1/25 ^                                           100           103
      ----------------------------------------------------------------------------------
      California Infrastructure & Economic Bank
          Kaiser Hospital, 5.55%, 8/1/31                             2,500         2,539
          ------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================

                                                                         Par            Value
----------------------------------------------------------------------------------------------
                                                                            In thousands
          Scripps Research Institute
             5.75%, 7/1/30                                            $    1,000     $   1,054
             ---------------------------------------------------------------------------------
          YMCA Metropolitan L.A. Project
             5.25%, 2/1/26 (AMBAC Insured)                                 1,000         1,025
      ----------------------------------------------------------------------------------------
      California Pollution Control Fin. Auth., PCR
             5.10%, 6/1/08 ^                                               1,000         1,003
             ---------------------------------------------------------------------------------
          USA Waste Services, 5.00%, 6/1/08                                2,100         2,109
      ----------------------------------------------------------------------------------------
      California Public Works Board
          Dept. General Services Teale Data Center
             5.25%, 3/1/21                                                 2,455         2,530
             ---------------------------------------------------------------------------------
          Dept. of Corrections
             6.875%, 11/1/14
             (Prerefunded 11/1/04+)                                        1,000         1,148
             ---------------------------------------------------------------------------------
          Univ. of California
             5.50%, 6/1/14                                                 2,000         2,241
             ---------------------------------------------------------------------------------
             6.40%, 12/1/16 (AMBAC Insured)
             (Prerefunded 12/1/02+)                                        1,000         1,058
             ---------------------------------------------------------------------------------
      California Statewide Community Dev. Auth
          Fremont Rideout
             VRDN (Currently 1.25%)
             (AMBAC Insured)                                               3,800         3,800
             ---------------------------------------------------------------------------------
          Catholic Healthcare West
             6.50%, 7/1/20                                                 2,220         2,314
             ---------------------------------------------------------------------------------
          GO, Riverside County, VRDN (Currently 1.20%)                     1,300         1,300
          ------------------------------------------------------------------------------------
          IDR, United Airlines, 5.70%, 10/1/10 ^                           1,400           756
      ----------------------------------------------------------------------------------------
      Castaic Lake Water Agency
          Water System Improvement
             7.00%, 8/1/12 (MBIA Insured)                                  1,000         1,252
             ---------------------------------------------------------------------------------
             7.00%, 8/1/13 (MBIA Insured)                                  1,700         2,132
             ---------------------------------------------------------------------------------
             5.125%, 8/1/30 (AMBAC Insured)                                2,000         2,011
      ----------------------------------------------------------------------------------------
      Castaic Union School Dist., GO
             Zero Coupon, 5/1/18 (FGIC Insured)                            5,175         2,256
      ----------------------------------------------------------------------------------------
      Central Coast Water Auth., State Water Project Regional Fac
             6.60%, 10/1/22 (AMBAC Insured)
             (Prerefunded 10/1/02+)                                        1,000         1,051
      ----------------------------------------------------------------------------------------
      Central Unified School Dist
             3.50%, 1/1/05 (AMBAC Insured)                                 2,500         2,556
      ----------------------------------------------------------------------------------------
      Chaffey Union High School Dist., GO
             5.00%, 8/1/25 (FGIC Insured)                                  1,750         1,750
      ----------------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================

                                                                Par          Value
------------------------------------------------------------------------------------
                                                                  In thousands
      Chula Vista, Sub-Gateway Town Center
             7.50%, 1/1/32 ^                                  $  4,180      $  4,087
      ------------------------------------------------------------------------------
      City of Upland, San Antonio Community Hospital
             5.25%, 1/1/04                                       2,080         2,165
      ------------------------------------------------------------------------------
      Corona Redev. Agency, Tax Allocation
             6.25%, 9/1/13 (FGIC Insured)                        1,000         1,106
      ------------------------------------------------------------------------------
      Csuci Fin. Auth., Rental Housing, 3.375%, 8/1/04           1,500         1,515
      ------------------------------------------------------------------------------
      Dry Creek Joint Elementary School Dist., GO
          Capital Appreciation
             Zero Coupon, 8/1/13 (FSA Insured)                   1,300           775
             -----------------------------------------------------------------------
             Zero Coupon, 8/1/14 (FSA Insured)                   1,340           750
      ------------------------------------------------------------------------------
      East Bay Municipal Utility Dist. Water Systems
             5.00%, 6/1/26 (MBIA Insured)                        2,000         1,994
      ------------------------------------------------------------------------------
      East Palo Alto Redev. Agency, Univ. Circle Gateway
             6.625%, 10/1/29                                     1,500         1,596
      ------------------------------------------------------------------------------
      Fontana Unified School Dist., GO
             Zero Coupon, 7/1/16 (MBIA Insured)                  2,350         1,159
      ------------------------------------------------------------------------------
      Foothill / Eastern Transportation Corridor Agency
          California Toll Road
             Zero Coupon, 1/1/07
             (Escrowed to Maturity)                              1,000           973
             -----------------------------------------------------------------------
             Zero Coupon, 1/1/17
             (Escrowed to Maturity)                              4,000         1,947
             -----------------------------------------------------------------------
             Zero Coupon, 1/1/25
             (Escrowed to Maturity)                                850           255
             -----------------------------------------------------------------------
             Zero Coupon, 1/1/27
             (Escrowed to Maturity)                              1,910           515
             -----------------------------------------------------------------------
             Zero Coupon, 1/1/29
             (Escrowed to Maturity)                              8,335         2,005
      ------------------------------------------------------------------------------
      Foothill De Anza Community College
             Zero Coupon, 8/1/18 (MBIA Insured)                  5,635         2,429
      ------------------------------------------------------------------------------
      Inglewood Redev
             6.125%, 7/1/23                                      1,780         1,815
             -----------------------------------------------------------------------
             6.125%, 7/1/23 (Prerefunded 7/1/03+)                1,020         1,100
      ------------------------------------------------------------------------------
      Inland Empire Solid Waste Fin. Auth
          San Bernardino County Landfills
             6.25%, 8/1/11 (FSA Insured)
             (Escrowed to Maturity) ^                            1,000         1,148
      ------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================

                                                                        Par           Value
---------------------------------------------------------------------------------------------
                                                                           In thousands
      Intermodal Container Transfer Fac
          Intermodal Container
             5.75%, 11/1/14 (AMBAC Insured)                          $    1,500     $   1,728
      ---------------------------------------------------------------------------------------
      Irvine, 5.80%, 9/2/18                                               2,000         2,003
      ---------------------------------------------------------------------------------------
      Irvine Ranch Water District, GO
             VRDN (Currently 1.20%)                                         400           400
      ---------------------------------------------------------------------------------------
      Jefferson Union High School Dist., GO
             6.45%, 8/1/25 (MBIA Insured)                                 1,250         1,546
             --------------------------------------------------------------------------------
             6.45%, 8/1/29 (MBIA Insured)                                 1,000         1,252
      ---------------------------------------------------------------------------------------
      Kern County Union High School Dist
             7.00%, 8/1/10 (MBIA Insured)
             (Escrowed to Maturity)                                       1,000         1,247
      ---------------------------------------------------------------------------------------
      Long Beach Harbor
             5.25%, 5/15/23 ^                                             3,000         3,031
             --------------------------------------------------------------------------------
             6.00%, 5/15/17 (FGIC Insured) ^                              1,000         1,147
      ---------------------------------------------------------------------------------------
      Los Angeles Community College, GO
             VRDN (Currently 0.99%)
             (MBIA Insured)                                               1,000         1,000
      ---------------------------------------------------------------------------------------
      Los Angeles County
          Marina del Rey, COP
             6.50%, 7/1/08                                                1,000         1,047
      ---------------------------------------------------------------------------------------
      Los Angeles County Metropolitan Transportation Auth
             6.00%, 7/1/26 (MBIA Insured)
             (Prerefunded 7/1/06+)                                        2,000         2,291
      ---------------------------------------------------------------------------------------
      Los Angeles County Public Works Fin. Auth., Rowland Heights
             5.50%, 10/1/18 (FSA Insured)                                 1,500         1,659
      ---------------------------------------------------------------------------------------
      Los Angeles Harbor Dept
             5.50%, 8/1/19 (AMBAC Insured) ^                              3,000         3,144
             --------------------------------------------------------------------------------
             6.50%, 8/1/25 (Prerefunded 8/1/02+)                          1,000         1,042
             --------------------------------------------------------------------------------
             6.625%, 8/1/19 ^                                             2,500         2,599
             --------------------------------------------------------------------------------
             6.625%, 8/1/25 (MBIA Insured) ^                              2,000         2,076
             --------------------------------------------------------------------------------
             7.60%, 10/1/18 (Escrowed to Maturity)                        3,895         4,968
      ---------------------------------------------------------------------------------------
      Los Angeles Sanitation Equipment
             5.25%, 2/1/17 (FSA Insured)                                  1,000         1,058
      ---------------------------------------------------------------------------------------
      Los Angeles Unified School Dist., GO
             5.375%, 7/1/25 (FGIC Insured)                                1,500         1,551
      ---------------------------------------------------------------------------------------
      Metropolitan Water Dist. of Southern California
             VRDN (Currently 1.10%)                                       1,000         1,000
      ---------------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================

                                                               Par          Value
-----------------------------------------------------------------------------------
                                                                 In thousands
      Midpeninsula Regional Open Space Auth
          Capital Appreciation
             Zero Coupon, 8/1/18 (AMBAC Insured)            $   3,500    $    1,390
             ----------------------------------------------------------------------
             5.90%, 9/1/14 (AMBAC Insured)                      1,250         1,387
      -----------------------------------------------------------------------------
      Modesto Irrigation Dist. Fin. Auth., Geysers
             6.00%, 10/1/15 (MBIA Insured)                      1,500         1,664
      -----------------------------------------------------------------------------
      Mojave Water Agency, GO, Morongo Basin
             5.75%, 9/1/15 (FGIC Insured)                       2,000         2,190
      -----------------------------------------------------------------------------
      Newport Beach, Hoag Memorial Hosp
             VRDN (Currently 1.20%)                               700           700
      -----------------------------------------------------------------------------
      Oakland Unified School District, GO
             5.25%, 8/1/21 (FGIC Insured)                       2,500         2,583
      -----------------------------------------------------------------------------
      Oakland Joint Powers Fin. Auth
             VRDN (Currently 1.10%)
             (FSA Insured)                                      2,000         2,000
      -----------------------------------------------------------------------------
      Orange County
             10.345%, 7/1/19 (MBIA Insured)                     6,000         7,130
             ----------------------------------------------------------------------
          Recovery, COP, 6.00%, 7/1/26 (MBIA Insured)           2,820         3,180
      -----------------------------------------------------------------------------
      Orange County Sanitation Dist
             VRDN (Currently 1.30%)                             1,400         1,400
             ----------------------------------------------------------------------
          Participation, VRDN (Currently 1.30%)                 4,040         4,040
      -----------------------------------------------------------------------------
      Orange County Transportation Auth., Tax Revenue
             4.00%, 2/15/04                                       500           520
      -----------------------------------------------------------------------------
      Orchard School Dist
             6.50%, 8/1/19 (FGIC Insured)
             (Prerefunded 8/1/05+)                              1,000         1,155
      -----------------------------------------------------------------------------
      Pasadena, Capital Improvement, COP, 4.00%, 1/1/04         1,870         1,940
      -----------------------------------------------------------------------------
      Pasadena Parking Fac., 6.25%, 1/1/18                      3,000         3,482
      -----------------------------------------------------------------------------
      Placentia PFA, 5.75%, 9/1/15 (AMBAC Insured)              2,160         2,483
      -----------------------------------------------------------------------------
      Pomona Unified School Dist., GO
             6.15%, 8/1/15 (MBIA Insured)                       1,000         1,171
      -----------------------------------------------------------------------------
      Port of Oakland, 5.75%, 11/1/29 (FGIC Insured) ^          5,000         5,238
      -----------------------------------------------------------------------------
      Poway Community Fac. Dist., 6.75%, 8/15/15                  800           867
      -----------------------------------------------------------------------------
      Rancho Water Dist. Fin. Auth
             VRDN (Currently 1.00%)
             (FGIC Insured)                                     1,000         1,000
      -----------------------------------------------------------------------------
      Rancho Mirage Joint Powers Fin. Auth
          Eisenhower Medical Center
             VRDN (Currently 1.20%)                               500           500
      -----------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================

                                                                     Par         Value
----------------------------------------------------------------------------------------
                                                                        In thousands
      Riverside County, Desert Justice Fac
             6.00%, 12/1/12 (MBIA Insured)
             (Prerefunded 12/1/04+)                              $   1,000     $   1,119
      ----------------------------------------------------------------------------------
      Riverside County PFA, 5.625%, 10/1/33                          3,400         3,405
      ----------------------------------------------------------------------------------
      Sacramento City Fin. Auth
             5.00%, 12/1/26 (AMBAC Insured)                          3,150         3,141
             ---------------------------------------------------------------------------
          Convention Center, 6.25%, 1/1/30                           1,500         1,489
      ----------------------------------------------------------------------------------
      Sacramento County Public Fac., Coroner Crime Lab., COP
             6.375%, 10/1/14 (AMBAC Insured)                         1,000         1,119
      ----------------------------------------------------------------------------------
      Sacramento Fin. Auth
             5.00%, 11/1/14                                          2,000         2,136
             ---------------------------------------------------------------------------
             5.40%, 11/1/20                                          6,000         6,409
             ---------------------------------------------------------------------------
          Capital Improvement, 5.625%, 6/1/30                        1,350         1,420
      ----------------------------------------------------------------------------------
      Sacramento Municipal Utility Dist
             5.25%, 8/15/16 (FSA Insured)                            1,500         1,601
      ----------------------------------------------------------------------------------
      Saddleback Valley Unified School Dist
          Special Tax
             Zero Coupon, 9/1/19 (FSA Insured)                       2,370           948
             ---------------------------------------------------------------------------
             6.00%, 9/1/15 (FSA Insured)                             1,375         1,615
      ----------------------------------------------------------------------------------
      San Francisco Bay Area Rapid Transit
             5.25%, 7/1/16 (AMBAC Insured)                           1,070         1,141
             ---------------------------------------------------------------------------
             5.25%, 7/1/18                                           1,380         1,440
      ----------------------------------------------------------------------------------
      San Francisco City & County
          Int'l. Airport
             6.30%, 5/1/25 (FGIC Insured) ^                          1,000         1,077
             ---------------------------------------------------------------------------
             6.50%, 5/1/18 (AMBAC Insured) ^                         4,000         4,361
      ----------------------------------------------------------------------------------
      San Jose Airport, 5.00%, 3/1/31 (FGIC Insured)                 2,000         1,973
      ----------------------------------------------------------------------------------
      San Jose Multifamily Housing
          El Parador Apartments, 6.10%, 1/1/31 ^                     1,795         1,860
          ------------------------------------------------------------------------------
          Helzer Courts Apartments, 6.40%, 12/1/41 ^                 1,000           972
      ----------------------------------------------------------------------------------
      Santa Ana Housing Auth., Villa Del Sol Apartments
             5.65%, 11/1/06 ^                                        1,000         1,025
      ----------------------------------------------------------------------------------
      Santa Clara County Fin. Auth., VMC Fac
             7.75%, 11/15/11 (AMBAC Insured)                         1,000         1,318
      ----------------------------------------------------------------------------------
      Santa Clara Redev. Agency, Bayshore North Project
             7.00%, 7/1/10 (AMBAC Insured)                           3,000         3,583
      ----------------------------------------------------------------------------------
      South Orange County PFA, 7.00%, 9/1/07 (MBIA Insured)          2,000         2,394
      ----------------------------------------------------------------------------------
      Southern California Public Power Auth
             6.75%, 7/1/10                                           2,100         2,514
             ---------------------------------------------------------------------------
             6.75%, 7/1/12                                           1,700         2,072
      ----------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================

                                                                            Par          Value
------------------------------------------------------------------------------------------------
                                                                              In thousands
      Tobacco Securitization Auth. of Southern California
          Tobacco Settlement, 4.00%, 6/1/04                               $    795     $     810
      ------------------------------------------------------------------------------------------
      Torrance Hosp. Revenue
          Little Co. of Mary Hosp
             6.875%, 7/1/15 (Escrowed to Maturity)                           1,120         1,162
             -----------------------------------------------------------------------------------
          Torrance Memorial Medical Center
             6.00%, 6/1/22                                                     500           529
      ------------------------------------------------------------------------------------------
      Tulare County
          Capital Improvement
             6.00%, 2/15/16 (MBIA Insured)
             (Prerefunded 2/15/06+)                                          1,000         1,144
      ------------------------------------------------------------------------------------------
      Turlock Irrigation Dist., 6.00%, 1/1/20                                2,500         2,503
      ------------------------------------------------------------------------------------------
      Union Elementary School Dist., GO
             Zero Coupon, 9/1/14 (FGIC Insured)                              3,665         2,042
             -----------------------------------------------------------------------------------
             Zero Coupon, 9/1/21 (FGIC Insured)                              1,500           528
      ------------------------------------------------------------------------------------------
      Univ. of California Regents
             VRDN (Currently 1.02%)
              (MBIA Insured)                                                 1,400         1,400
      ------------------------------------------------------------------------------------------
      Whittier Health Facility, Presbyterian Intercommunity Hosp
             5.60%, 6/1/22                                                   2,500         2,491
      ------------------------------------------------------------------------------------------
      Total California (Cost $231,323)                                                   246,553
                                                                                       ---------

      PUERTO RICO 5.7%

      Children Trust Fund, 5.75%, 7/1/09                                     2,000         2,164
      ------------------------------------------------------------------------------------------
      Puerto Rico Commonwealth, GO
             5.50%, 7/1/13 (FGIC Insured)                                    2,000         2,229
             -----------------------------------------------------------------------------------
          Public Improvement, 5.125%, 7/1/30 (FSA Insured)                   1,000         1,006
      ------------------------------------------------------------------------------------------
      Puerto Rico Commonwealth Infrastucture Fin. Auth
             5.50%, 10/1/20                                                  2,000         2,130
      ------------------------------------------------------------------------------------------
      Puerto Rico Electric Power Auth
             5.125%, 7/1/26 (FSA Insured)                                    2,000         2,022
      ------------------------------------------------------------------------------------------
      Puerto Rico Highway & Transportation Auth
             4.75%, 7/1/38 (MBIA Imsured)                                    3,000         2,841
      ------------------------------------------------------------------------------------------
      Puerto Rico Ind., Tourist, Ed., Medical & Environmental Fac
          Hosp. de la Concepcion
             6.375%, 11/15/15                                                  500           564
      ------------------------------------------------------------------------------------------
      Puerto Rico Public Fin., 5.50%, 8/1/29                                 1,500         1,535
      ------------------------------------------------------------------------------------------
      Total Puerto Rico (Cost $14,028)                                                    14,491
                                                                                       ---------

T. ROWE PRICE CALIFORNIA TAX-FREE BOND FUND
================================================================================

                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities
101.9% of Net Assets (Cost $245,351)                                $   261,044

Futures Contracts
                                              Contract   Unrealized
                                  Expiration    Value    Gain (Loss)

                                                  In thousands
Short, 30 ten year U.S. Treasury
contracts, $51,000 par of 6.60%
Central Coast Water Auth. bonds
pledged as initial margin               6/02   $(3,178)   $       8

Short, 25 ten year U.S. Treasury
contracts, $90,000 par of 6.50%
Los Angeles Harbor Dept. bonds
pledged as initial margin               6/02    (2,648)          (4)

Net payments (receipts) of variation
margin to date                                                   --
                                                          ---------
Variation margin receivable (payable) on open
futures contracts                                                             4

Other Assets Less Liabilities                                            (4,878)
                                                                    -----------

NET ASSETS                                                          $   256,170
                                                                    ===========

Net Assets Consist of:
Undistributed net investment income (loss)                          $       150
Undistributed net realized gain (loss)                                     (408)
Net unrealized gain (loss)                                               15,697
Paid-in-capital applicable to 23,426,184 no
par value of beneficial shares interest outstanding;
unlimited number of shares authorized                                   240,731
                                                                    -----------

NET ASSETS                                                          $   256,170
                                                                    ===========

NET ASSET VALUE PER SHARE                                           $     10.94
                                                                    ===========

    ^  Interest subject to alternative minimum tax
    +  Used in determining portfolio maturity
AMBAC  AMBAC Indemnity Corp.
  COP  Certificates of Participation
  EFA  Educational Facility Authority
 FGIC  Financial Guaranty Insurance Company
  FSA  Financial Security Assurance Corp.
   GO  General Obligation
  IDR  Industrial Pollution Revenue
  HFA  Health Facility Authority
 MBIA  Municipal Bond Investors Assurance Corp.
  PCR  Pollution Control Revenue
  PFA  Public Facility Authority
 VRDN  Variable-Rate Demand Note

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

In thousands                                           Money Fund     Bond Fund

                                                             Year          Year
                                                            Ended         Ended
                                                          2/28/02       2/28/02
      Investment Income (Loss)

      Interest  income                                    $ 2,268      $ 12,814
                                                          ---------------------
      Expenses
       Investment management                                  330         1,026
       Custody and accounting                                  87           104
       Shareholder servicing                                   75           135
       Legal and audit                                         11            12
       Trustees                                                 8             9
       Prospectus and shareholder reports                       7            13
       Registration                                             3             8
       Proxy and annual meeting                                 1             2
       Miscellaneous                                           17             4
                                                          ---------------------
       Total expenses                                         539         1,313
       Expenses paid indirectly                                (1)           (3)
                                                          ---------------------
       Net expenses                                           538         1,310
                                                          ---------------------
      Net investment income (loss)                          1,730        11,504
                                                          ---------------------
      Realized and Unrealized Gain (Loss)
      Net realized gain (loss)
       Securities                                              44           811
       Futures                                                 --            13
                                                          ---------------------
       Net realized gain (loss)                                44           824
                                                          ---------------------
      Change in net unrealized gain (loss)
       Securities                                              --         1,720
       Futures                                                 --             4
                                                          ---------------------
       Change in net unrealized gain (loss)                    --         1,724
                                                          ---------------------
      Net realized and unrealized gain (loss)                  44         2,548
                                                          ---------------------
      INCREASE (DECREASE) IN NET
      ASSETS FROM OPERATIONS                              $ 1,774      $ 14,052
                                                          =====================

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

In thousands                                              Money Fund                     Bond Fund

                                                 Year                          Year
                                                Ended                         Ended
                                              2/28/02        2/28/01        2/28/02        2/28/01
  Increase (Decrease) in Net Assets
  Operations
   Net investment income (loss)             $   1,730      $   3,126      $  11,504      $  11,306
   Net realized gain (loss)                        44             20            824            921
   Change in net unrealized gain (loss)            --             --          1,724         14,263
                                            ------------------------------------------------------
   Increase (decrease) in
   net assets from operations                   1,774          3,146         14,052         26,490
                                            ------------------------------------------------------
  Distributions to shareholders
   Net investment income                       (1,730)        (3,126)       (11,472)       (11,326)
                                            ------------------------------------------------------
  Capital share transactions *
   Shares sold                                 61,653         79,952         41,996         39,337
   Distributions reinvested                     1,625          2,947          7,340          7,142
   Shares redeemed                            (65,521)       (90,100)       (33,522)       (35,765)
                                            ------------------------------------------------------
   Increase (decrease) in
   net assets from capital
   share transactions                          (2,243)        (7,201)        15,814         10,714
                                            ------------------------------------------------------

  Net Assets
  Increase (decrease)
  during period                                (2,199)        (7,181)        18,394         25,878
  Beginning of period                         101,038        108,219        237,776        211,898
                                            ------------------------------------------------------

  End of period                             $  98,839      $ 101,038      $ 256,170      $ 237,776
                                            ======================================================

*Share information
   Shares sold                                 61,653         79,952          3,868          3,752
   Distributions reinvested                     1,625          2,947            676            681
   Shares redeemed                            (65,521)       (90,100)        (3,099)        (3,410)
                                            ------------------------------------------------------
   Increase (decrease)
   in shares outstanding                       (2,243)        (7,201)         1,445          1,023

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================
                                                               February 28, 2002

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

      T. Rowe Price California Tax-Free Income Trust (the trust) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The California Tax-Free Money Fund (the Money Fund) and the California Tax-Free Bond Fund (the Bond Fund) are two portfolios established by the trust and commenced operations on September 15, 1986. The Money Fund seeks to provide preservation of capital, liquidity, and, consistent with these objectives, the highest level of income exempt from federal and California state income taxes. The Bond Fund seeks to provide the highest level of income exempt from federal and California state income taxes, consistent with prudent portfolio management, by investing primarily in investment-grade California municipal bonds.

      The accompanying financial statements were prepared in accordance with generally accepted accounting principles, which require the use of estimates made by fund management.

      Valuation Debt securities are generally traded in the over-the-counter market. Except for securities held by the Money Fund, investments in securities are stated at fair value using a bid-side valuation as furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Securities held by the Money Fund are valued at amortized cost. Financial futures contracts are valued at closing settlement prices.

      Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of that fund, as authorized by the Board of Trustees.

      Premiums and Discounts Premiums and discounts on municipal securities are amortized for financial reporting purposes. On March 1, 2001, each fund adopted the provisions of the American Institute of Certified Public Accountants' revised Audit and Accounting Guide - Audits of Investment Companies (the guide). The guide requires all premiums and discounts on debt securities to be amortized. Prior to March 1, 2001, the Bond Fund recognized market discount at time of disposition as gain or loss. Upon adoption, the Bond Fund adjusted the cost of its securities, and corresponding unrealized gain/loss

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

      thereon, in the amount of the cumulative amortization that would have been recognized had amortization been in effect from the purchase date of each holding. The effect of this cumulative adjustment was $128,000. For the year ended February 28, 2002, the effect of the change for the Bond Fund was to increase net investment income by $32,000 ($0.001 per share), decrease net realized gain/loss on securities by $10,000, and decrease net unrealized gain/loss on securities by $22,000 ($0.001 per share). This change had no effect on the funds' net assets or total return.

      Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded by each fund on the ex-dividend date. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce each fund's custody charges. Payments ("variation margin") made or received by each fund to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unrealized gains and losses on futures contracts are included in Change in net unrealized gain or loss in the accompanying financial statements.

NOTE 2 - INVESTMENT TRANSACTIONS

      Consistent with their investment objectives, the funds engage in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of each fund are described more fully in each fund's prospectus and Statement of Additional Information.

      Futures Contracts During the year ended February 28, 2002, the Bond Fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and interest rates.

      Other Purchases and sales of portfolio securities for the Bond Fund, other than short-term securities, aggregated $105,179,000 and $90,078,000, respectively, for the year ended February 28, 2002.

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

NOTE 3 - FEDERAL INCOME TAXES

      No provision for federal income taxes is required since each fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

      Distributions during the year ended February 28, 2002 were characterized as tax exempt income for tax purposes and totaled $1,730,000 for the Money Fund and $11,472,000 for the Bond Fund.

      --------------------------------------------------------------------------
                                                    Money Fund       Bond Fund

      Unrealized appreciation                      $         --   $  17,047,000
      Unrealized depreciation                                --      (1,460,000)
                                                   ----------------------------
      Net unrealized appreciation (depreciation)             --      15,587,000
      Undistributed tax exempt income                     4,000              --
      Capital loss carryforwards                        (10,000)       (148,000)
                                                   ----------------------------
      Distributable earnings                             (6,000)     15,439,000
      Paid-in capital                                98,845,000     240,731,000
                                                   ----------------------------

      Net assets                                   $ 98,839,000   $ 256,170,000
                                                   ============================

      Pursuant to federal income tax regulations applicable to investment companies, the Bond Fund has elected to treat net capital losses realized between November 1 and February 28 of each year as occurring on the first day of the following tax year. For the year ended February 28, 2002, $114,000 of realized capital losses reflected in the Bond Fund's accompanying financial statements will not be recognized for federal income tax purposes until 2003. Further, federal income tax regulations require the funds to defer recognition of capital losses realized on certain futures transactions; accordingly, $141,000 of realized losses reflected in the Bond Fund's accompanying financial statements have not been recognized for tax purposes as of February 28, 2002. For federal income tax purposes, market discount is recognized as income at the time of sale in the amount of the lesser of gain or scheduled amortization. Accordingly, the Bond Fund had amortization of $150,000 that has been recognized as income for

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

      financial reporting purposes is treated as unrealized appreciation for tax purposes, at February 28,2002. Each fund intends to retain realized capital gains that may be offset against available capital loss carryforwards for federal income tax purposes. In 2002, the Money Fund utilized $45,000 of capital loss carryforwards, and as of February 28, 2002, had $10,000 of capital loss carryforwards that expire in 2003. In 2002, the Bond Fund utilized $975,000 of capital loss carryforwards, and as of 2002, had $148,000 of capital loss carryforwards that expire in 2008.

      For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences. For the year ended February 28, 2002, the Bond fund recorded the following permanent reclassifications, which relate primarily to the character of market discount at time of sale and a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Results of operations and net assets were not affected by these reclassifications.

      --------------------------------------------------------------------------
                                                                       Bond Fund

      Undistributed net investment income                            $  (10,000)
      Undistributed net realized gain                                     6,000
      Paid-in-capital                                                     4,000

      At February 28, 2002, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $95,963,000 for the Money Fund and $245,460,000 for the Bond Fund.

NOTE 4 - RELATED PARTY TRANSACTIONS

      Each fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group. The investment management agreement between each fund and the manager provides for an annual investment management fee, of which $25,000 and $82,000 were payable at February 28, 2002 by the Money and Bond Funds, respectively. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.10% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At February 28,

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

      2002, and for the year then ended, the effective annual group fee rate was 0.32%. Each fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

      Under the terms of the investment management agreement, the manager is required to bear any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, through February 28, 2003, which would cause the Money Fund's ratio of total expenses to average net assets to exceed 0.55%. Subject to shareholder approval, the Money Fund may then reimburse the manager for these expenses, provided that average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing the fund's ratio of total expenses to average net assets to exceed 0.55%. Pursuant to this agreement, $81,000 of management fees were not accrued by the Money Fund for the year ended February 28, 2002. At February 28, 2002, unaccrued fees in the amount of $158,000 remain subject to reimbursement by the Money Fund through 2003, and $81,000 through 2005.

      In addition, each fund has entered into agreements with Price Associates and a wholly owned subsidiary of Price Associates, pursuant to which each fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of each fund. T. Rowe Price Services, Inc., is each fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the funds. The Money and Bond Funds incurred expenses pursuant to these related party agreements totaling approximately $125,000 and $175,000, respectively, for the year ended February 28, 2002, of which $11,000 and $15,000, respectively, were payable at period end.

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees of T. Rowe Price California Tax-Free Income Trust and Shareholders of California Tax-Free Money Fund and California Tax-Free Bond Fund

      In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Tax-Free Money Fund and California Tax-Free Bond Fund (comprising T. Rowe Price California Tax-Free Income Trust, hereafter referred to as "the Funds") at February 28, 2002, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of their fiscal periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


      PricewaterhouseCoopers LLP
      Baltimore, Maryland
      March 19, 2002

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
--------------------------------------------------------------------------------

----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 2/28/02
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The Money and Bond Funds' distributions included $1,857,000 and 11,462,000, respectively, which qualified as exempt-interest dividends.

--------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

----------------------
ANNUAL MEETING RESULTS
--------------------------------------------------------------------------------

The T. Rowe Price California Tax-Free Funds held an annual meeting on October 23, 2001, to elect an expanded slate of directors to increase the number of independent directors serving the fund.

The results of voting were as follows (by number of shares):

M. David Testa
Affirmative:               64,861,781.412
Withhold:                   2,949,906.908

Total:                     67,811,688.320

William T. Reynolds
Affirmative:               64,846,341.743
Withhold:                   2,965,345.767

Total:                     67,811,687.510

Calvin W. Burnett
Affirmative:               64,490,950.847
Withhold:                   3,320,736.663

Total:                     67,811,687.510

Anthony W. Deering
Affirmative:               64,861,543.721
Withhold:                   2,950,143.789

Total:                     67,811,687.510

Donald W. Dick, Jr
Affirmative:               64,848,677.153
Withhold:                   2,963,010.357

Total:                     67,811,687.510

David K. Fagin
Affirmative:               64,849,535.218
Withhold:                   2,962,152.292

Total:                     67,811,687.510

F. Pierce Linaweaver
Affirmative:               64,539,439.808
Withhold:                   3,272,247.702

Total:                     67,811,687.510

Hanne M. Merriman
Affirmative:               64,857,156.697
Withhold:                   2,954,530.813

Total:                     67,811,687.510

John G. Schreiber
Affirmative:               64,859,406.377
Withhold:                   2,952,281.133

Total:                     67,811,687.510

Hubert D. Vos
Affirmative:               64,494,391.102
Withhold:                   3,317,296.408

Total:                     67,811,687.510

Paul M. Wythes
Affirmative:               64,528,372.766
Withhold:                   3,283,314.744

Total:                     67,811,687.510

James S. Riepe
Affirmative:               64,862,509.692
Withhold:                   2,949,177.818

Total:                     67,811,687.510

--------------------------------------------------------------------------------

T. ROWE CALIFORNIA TAX-FREE FUNDS
================================================================================

---------------------
INDEPENDENT DIRECTORS
--------------------------------------------------------------------------------

                                                   Term of                                      Number of
                                                   Office*                                      Portfolios
                                                   and                                          in Fund           Other
                                  Position(s)      Length       Principal                       Complex           Directorships
Name, Address, and                Held With        of Time      Occupation(s)                   Overseen          of Public
Date of Birth                     Fund             Served       During Past 5 Years             by Director       Companies
-----------------------------------------------------------------------------------------------------------------------------------
Calvin W. Burnett, Ph.D.          Director         Elected      President, Coppin State         97                Provident Bank of
100 East Pratt Street                              in 1993      College                                           Maryland
Baltimore, MD 21202
3/16/32
-----------------------------------------------------------------------------------------------------------------------------------
Anthony W. Deering                Director         Elected      Director, Chairman of the       97                The Rouse
100 East Pratt Street                              in 1986      Board, President, and Chief                       Company
Baltimore, MD 21202                                             Executive Officer, The
1/28/45                                                         Rouse Company, real
                                                                estate developers
-----------------------------------------------------------------------------------------------------------------------------------
Donald W. Dick, Jr.               Director         Elected      Principal, EuroCapital          97                Not Applicable
100 East Pratt Street                              in 2001      Advisors, LLC, an
Baltimore, MD 21202                                             acquisition and management
1/27/43                                                         advisory firm
-----------------------------------------------------------------------------------------------------------------------------------
David K. Fagin                    Director         Elected      Director, Dayton Mining         97                Dayton Mining
100 East Pratt Street                              in 2001      Corporation (6/98 to                              Corporation,
Baltimore, MD 21202                                             present), Golden Star                             Golden Star
4/9/38                                                          Resources Ltd., and Canyon                        Resources Ltd.,
                                                                Resources Corp. (5/00 to                          and Canyon
                                                                present); Chairman and                            Resources Corp.
                                                                President, Nye Corporation
-----------------------------------------------------------------------------------------------------------------------------------
F. Pierce Linaweaver              Director         Elected      President, F. Pierce            97                Not Applicable
100 East Pratt Street                              in 1986      Linaweaver & Associates,
Baltimore, MD 21202                                             Inc., consulting
8/22/34                                                         environmental and civil
                                                                engineers
-----------------------------------------------------------------------------------------------------------------------------------

*     Each director serves until election of a successor.

--------------------------------------------------------------------------------

T. ROWE CALIFORNIA TAX-FREE FUNDS
================================================================================

---------------------------------
INDEPENDENT DIRECTORS (CONTINUED)
--------------------------------------------------------------------------------

                                                Term of                                      Number of
                                                Office*                                      Portfolios
                                                and                                          in Fund          Other
                               Position(s)      Length       Principal                       Complex          Directorships
Name, Address, and             Held With        of Time      Occupation(s)                   Overseen         of Public
Date of Birth                  Fund             Served       During Past 5 Years             by Director      Companies
------------------------------------------------------------------------------------------------------------------------------------
Hanne M. Merriman              Director         Elected      Retail Business Consultant      97               Ann Taylor Stores
100 East Pratt Street                           in 2001                                                       Corporation, Ameren
Baltimore, MD 21202                                                                                           Corp., Finlay
11/16/41                                                                                                      Enterprises, Inc.,
                                                                                                              The Rouse Company,
                                                                                                              and US Airways
                                                                                                              Group, Inc.
------------------------------------------------------------------------------------------------------------------------------------
John G. Schreiber              Director         Elected      Owner/President, Centaur        97               AMLI Residential
100 East Pratt Street                           in 1992      Capital Partners, Inc., a real                   Properties Trust,
Baltimore, MD 21202                                          estate investment company;                       Host Marriott
10/21/46                                                     Senior Advisor and Partner,                      Corporation, and
                                                             Blackstone Real Estate                           The Rouse Company
                                                             Advisors, L.P.
------------------------------------------------------------------------------------------------------------------------------------
Hubert D. Vos                  Director         Elected      Owner/President,                97               Not Applicable
100 East Pratt Street                           in 2001      Stonington Capital
Baltimore, MD 21202                                          Corporation, a private
8/2/33                                                       investment company
------------------------------------------------------------------------------------------------------------------------------------
Paul M. Wythes                 Director         Elected      Founding Partner of Sutter      97               Teltone Corporation
100 East Pratt Street                           in 2001      Hill Ventures, a venture
Baltimore, MD 21202                                          capital limited partnership,
6/23/33                                                      providing equity capital to
                                                             young high-technology
                                                             companies throughout the
                                                             United States
------------------------------------------------------------------------------------------------------------------------------------

*     Each director serves until election of a successor.

--------------------------------------------------------------------------------

T. ROWE CALIFORNIA TAX-FREE FUNDS
================================================================================

----------------
INSIDE DIRECTORS
--------------------------------------------------------------------------------

                                                Term of                                         Number of
                                                Office*                                         Portfolios
                                                and                                             in Fund          Other
                               Position(s)      Length       Principal                          Complex          Directorships
Name, Address, and             Held With        of Time      Occupation(s)                      Overseen         of Public
Date of Birth                  Fund             Served       During Past 5 Years                by Director      Companies
------------------------------------------------------------------------------------------------------------------------------------
William T. Reynolds            Director         Elected      Director and Managing Director,    36               Not Applicable
100 East Pratt Street                           in 1991      T. Rowe Price and T. Rowe Price
Baltimore, MD 21202                                          Group, Inc.
5/26/48
------------------------------------------------------------------------------------------------------------------------------------
James S. Riepe                 Director         Elected      Vice Chairman of the Board,        82               Not Applicable
100 East Pratt Street                           in 1986      Director, and Managing Director,
Baltimore, MD 21202                                          T. Rowe Price and T. Rowe Price
6/25/43                                                      Group, Inc.; Chairman of the
                                                             Board and Director, T. Rowe
                                                             Price Investment Services, Inc.,
                                                             T. Rowe Price Retirement Plan
                                                             Services, Inc., and T. Rowe
                                                             Price Services, Inc.; Chairman
                                                             of the Board, Director,
                                                             President, and Trust Officer, T.
                                                             Rowe Price Trust Company;
                                                             Director, T. Rowe Price
                                                             International, Inc., T. Rowe
                                                             Price Global Asset Management
                                                             Limited, and T. Rowe Price
                                                             Global Investment Services
                                                             Limited
------------------------------------------------------------------------------------------------------------------------------------
M. David Testa                Director         Elected       Vice Chairman of the Board,        97               Not Applicable
100 East Pratt Street                          in 1997       Chief Investment Officer,
Baltimore, MD 21202                                          Director, and Managing Director,
4/22/44                                                      T. Rowe Price Group, Inc.; Chief
                                                             Investment Officer, Director,
                                                             and Managing Director, T. Rowe
                                                             Price; Chairman, T. Rowe Price
                                                             Global Asset Management Limited;
                                                             Vice President and Director, T.
                                                             Rowe Price Trust Company;
                                                             Director, T. Rowe Price Global
                                                             Investment Services Limited and
                                                             T. Rowe Price International, Inc.
------------------------------------------------------------------------------------------------------------------------------------

*     Each director serves until election of a successor.

--------------------------------------------------------------------------------

T. ROWE PRICE CALIFORNIA TAX-FREE FUNDS
================================================================================

-------------------------------------
INFORMATION ABOUT THE FUNDS' OFFICERS
--------------------------------------------------------------------------------

Name, Date of Birth, Address, and Principal Occupations                           Title and Fund(s) Served
------------------------------------------------------------------------------------------------------------------------
Jeremy N. Baker, 2/27/68                                                          Vice President, California
Assistant Vice President, T. Rowe Price; Chartered Financial Analyst              Tax-Free Income Trust
------------------------------------------------------------------------------------------------------------------------
Linda A. Brisson, 7/8/59                                                          Vice President, California
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.                       Tax-Free Income Trust
------------------------------------------------------------------------------------------------------------------------
Joseph A. Carrier, 12/30/60                                                       Treasurer
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Price Investment Services, Inc.
------------------------------------------------------------------------------------------------------------------------
Henry H. Hopkins, 12/23/42                                                        Vice President
Managing Director, T. Rowe Price; Director and Managing Director, T.
Rowe Price Group, Inc.; Vice President, T. Rowe Price International,
Inc. and T. Rowe Price Retirement Plan Services, Inc.; Vice President
and Director, T. Rowe Price Investment Services, Inc., T. Rowe Price
Services, Inc., and T. Rowe Price Trust Company
------------------------------------------------------------------------------------------------------------------------
Patricia B. Lippert, 1/12/53                                                      Secretary
Assistant Vice President, T. Rowe Price and T. Rowe Price Investment
Services, Inc.
------------------------------------------------------------------------------------------------------------------------
Joseph K. Lynagh, 6/9/58                                                          Vice President, California
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.; formerly             Tax-Free Income Trust
Corporate Banking Officer with NationsBank; Chartered Financial Analyst
------------------------------------------------------------------------------------------------------------------------
Konstantine B. Mallas, 5/26/63                                                    Vice President, California
Vice President, T. Rowe Price and T. Rowe Price Group, Inc.                       Tax-Free Income Trust
------------------------------------------------------------------------------------------------------------------------
David S. Middleton, 1/18/56                                                       Controller
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe
Price Trust Company
------------------------------------------------------------------------------------------------------------------------
Mary J. Miller, 7/19/55                                                           President, California
Managing Director, T. Rowe Price and T. Rowe Price Group, Inc.                    Tax-Free Income Trust
------------------------------------------------------------------------------------------------------------------------
Edward A. Wiese, 4/12/59                                                          Vice President, California
Vice President, T. Rowe Price, T. Rowe Price Group, Inc., and T. Rowe             Tax-Free Income Trust
Price Trust Company; Vice President, Director, and Chief Investment
Officer, T. Rowe Price Savings Bank; Chartered Financial Analyst
------------------------------------------------------------------------------------------------------------------------

(a) Unless otherwise indicated, the officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

--------------------------------------------------------------------------------

T. ROWE PRICE INVESTMENT SERVICES AND INFORMATION
================================================================================

      INVESTMENT SERVICES AND INFORMATION

      KNOWLEDGEABLE SERVICE REPRESENTATIVES

            By Phone 1-800-225-5132. Available Monday through Friday from 7 a.m. until midnight ET and weekends from 8:30 a.m. until 5 p.m. ET.

            In Person. Available in T. Rowe Price Investor Centers. Please call a service representative at 1-800-225-5132 or visit the Web at www.troweprice.com/investorcenter to locate a center near you.

      ACCOUNT SERVICES

            Automated 24-Hour Services Including Tele*Access(R) and Account Access through the T. Rowe Price Web site on the Internet. Address: www.troweprice.com.

            Automatic Investing. From your bank account or paycheck.

            Automatic Withdrawal. Scheduled, automatic redemptions.

            IRA Rebalancing. Ensuring that your accounts reflect your desired asset allocation.

      BROKERAGE SERVICES *

            Individual Investments. Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.

      INVESTMENT INFORMATION

            Consolidated Statement. Overview of all of your accounts.

            Shareholder Reports. Manager reviews of their strategies and results.

            T. Rowe Price Report. Quarterly investment newsletter.

            Performance Update. Quarterly review of all T. Rowe Price fund results.

            Insights. Educational reports on investment strategies and markets.

            Investment Guides. Asset Mix Worksheet, Diversifying Overseas: A Guide to International Investing, Retirement Planning Kit, Retirement Readiness Guide, and Tax Considerations Guide.

            * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

T. ROWE PRICE PLANNING TOOLS AND SERVICES
================================================================================

T. ROWE PRICE RETIREMENT SERVICES

      T. Rowe Price offers unique retirement resources that can help you meet a broad variety of planning challenges. Our retirement tools are suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services. For more information, call us at 1-800-IRA-5000, or visit our Web site at www.troweprice.com.

      PLANNING TOOLS AND SERVICES

      T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can draw down in retirement. The program uses extensive statistical analysis and the input of a T. Rowe Price Advisory Counselor to suggest an income plan that best meets your objectives.

      Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

      Rollover Investment Service offers asset allocation and fund selection advice to those planning a 401(k) rollover from a previous employer after changing jobs or retiring.

      IRA Rebalancing Service. T. Rowe Price will rebalance your IRA at the end of every quarter by exchanging shares between mutual fund accounts. This ensures that your accounts reflect your desired asset allocation.

      Quality Information. Thousands of investors have made their per sonal choices with the help of our Retirement Readiness Guide, Retirement Planning Kit, IRA Insights, and Retirement Planning Worksheet.

      INVESTMENT VEHICLES

      Individual Retirement Accounts (IRAs)
      No-Load Variable Annuities
      Small Business Retirement Plans

T. ROWE PRICE WEB SERVICES
================================================================================

      www.troweprice.com

            ACCOUNT INFORMATION

            Account Access allows you to access, in a secure environment, all of your T. Rowe Price mutual fund, brokerage, variable annuity, and workplace retirement accounts with a single login.

            AccountMinder is a personal page, with one password, that gives you access to all your online financial information and other records from the secure T. Rowe Price Account Access site.

            FINANCIAL TOOLS AND CALCULATORS

            College Planning Calculator. This application allows you to determine simultaneously the college costs for as many as five children.

            Portfolio Spotlight. This powerful tool provides investors with a clear picture of how all their investments fit together by sector and asset class.

            Investment Strategy Planner. This planning tool can help you develop and implement an asset allocation strategy that's appropriate for your needs.

            Retirement Income Calculator. This free calculator simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

            INVESTMENT TRACKING AND INFORMATION

            My TRP e-Updates. This free e-mail service offers timely market reports, important information about investing, and the latest updates on the T. Rowe Price funds and services.

            Watchlist Pro. Powered by SmartMoney, this tool allows investors to easily track personalized lists of securities and other financial information.

            Portfolio Tracker. Powered by SmartMoney, this tool helps investors monitor the performance of their mutual fund and equity holdings.

            Portfolio Review. This convenient, four-step planning tool is designed to help you see where you stand now and whether your investments are on the right track for the future.

T. ROWE PRICE COLLEGE PLANNING
--------------------------------------------------------------------------------

      COLLEGE PLANNING

            With the costs of college steadily increasing, it's critical to plan early for this financial event. Our educational investment vehicles and information can help you lay the foundation for the future of your loved ones. For more information or to request a kit, call us at 1-800-638-5660, or visit our Web site at www.troweprice.com.

            T. Rowe Price College Savings Plan. This national "529" plan is sponsored by the Alaska Trust and designed to help families prepare for college education costs. The Plan, which is open to any U.S. resident, allows participants to invest up to a maximum account balance of $250,000 for a child's education. With systematic investing, you can invest as little as $50 per month. In addition, assets grow tax-deferred and are free of federal income taxes when used for qualified educational expenses (effective January 1, 2002).

            We also offer two additional college savings plans, including the Maryland College Investment Plan and the University of Alaska College Savings Plan, both of which offer federal tax-deferred growth and benefits for state residents.

            Education Savings Accounts (formerly Education IRAs). This education investment account allows individuals to invest a total of $2,000 per year per beneficiary to pay for educational costs at eligible schools including elementary, secondary, and post-secondary institutions (effective January 1, 2002). Withdrawals from Education Savings Accounts are tax-free if the proceeds are used for qualifying educational expenses.

            College Planning Calculator. This Web-based application allows you to determine simultaneously the college costs for as many as five children. The calculator is also connected with a database that lets you select specific schools with actual costs of tuition and room and board.

            College Planning Basics. This Insights report offers a college cost worksheet and describes the options available to individuals planning for college.

T. ROWE PRICE ADVISORY SERVICES
================================================================================

      ADVISORY SERVICES

            If you are looking for professional investment advisory services with a personal touch, T. Rowe Price offers tools to help you make informed investing decisions and take control of your financial future.

            The T. Rowe Price(R) Retirement Income Manager helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial planning professionals to suggest an income plan that best meets your objectives.

            Rollover Investment Service offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

            T. Rowe Price Investment Checkup(R) offers a second opinion on your portfolio. We analyze your investments using proprietary software and provide asset allocation suggestions based on your personal profile.

            Retirement Income Calculator. This free calculator, incorporating the analytic approach of the T. Rowe Price Retirement Income Manager program, simulates 500 potential market scenarios to estimate the probability of maintaining an income strategy throughout retirement.

            Portfolio Spotlight. This powerful tool provides you with a clear picture of how all your investments fit together. After you provide the number of shares or dollar values of your stock, mutual fund, and annuity holdings, Portfolio Spotlight will show you a detailed summary of your current holdings by sector and asset class.

            Minimum Required Distribution (MRD) Guide. This guide discusses the potential effects of your MRD elections on your income, and includes a worksheet to help you make the MRD selections most appropriate for your retirement goals.

T. ROWE PRICE BROKERAGE SERVICES
================================================================================

      BROKERAGE SERVICES

      T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

            T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conven iently. We also offer commission savings over full-service brokerages on a number of transactions.

            Asset Manager Account. This premium relationship account is designed for investors with higher balances who seek to manage all of their investments through a single account. AMA clients also enjoy unlimited checking and VISA Gold ATM & Check Cards.

            Mutual Fund Gateway. This service lets you invest in more than 100 prominent no-load fund families using a single account.

            Margins and Options Trading for qualified investors.

            Online Account Access. This service lets you access your Brokerage account, place stock, option, and mutual fund orders, create personal watch lists, and get real-time quotes over the Internet. Customers can enjoy low flat-rate commissions of $19.95 on stock trades.*

            Tele-Trader. This automated, 24-hour trading service allows you to enter stock and option orders, access real-time quotes, and hear a report of your account balances. You can also create a quote list for your selected securities.

            Online Research and News.** Company news, stock information, and interactive charting available 24 hours a day, provided by Thomson Financial Services.

             * $19.95 per trade for up to 1,000 shares, plus $0.02 per share thereafter.

            ** The information provided through these services is prepared by independent investment research companies that are not affiliated with T. Rowe Price. While the information provided is deemed reliable, neither T. Rowe Price Brokerage nor the information providers guarantee the accuracy or completeness of the information or make any warranties with regard to the results obtained from its use.

T. ROWE PRICE MUTUAL FUNDS
================================================================================

STOCK FUNDS

Domestic

Blue Chip Growth*
Capital Appreciation
Capital Opportunity
Developing Technologies
Diversified Small-Cap Growth
Dividend Growth
Equity Income*
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock*
Health Sciences
Media & Telecommunications
Mid-Cap Growth*
Mid-Cap Value
New America Growth
New Era
New Horizons**
Real Estate
Science & Technology*
Small-Cap Stock*
Small-Cap Value*
Spectrum Growth
Tax-Efficient Growth
Tax-Efficient Multi-Cap Growth
Total Equity Market Index
Value*

BLENDED ASSET FUNDS

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

BOND FUNDS

Domestic Taxable

Corporate Income
GNMA
High Yield*
New Income
Short-Term Bond
Spectrum Income
Summit GNMA
U.S. Bond Index
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Tax-Free Bond

MONEY MARKET FUNDS+

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
Maryland Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

INTERNATIONAL/GLOBAL FUNDS

Stock
Emerging Europe & Mediterranean
Emerging Markets Stock
European Stock
Global Stock
Global Technology
International Discovery**
International Equity Index
International Growth & Income
International Stock*
Japan
Latin America
New Asia
Spectrum International

Bond

Emerging Markets Bond
International Bond*

For more information about T. Rowe Price funds or services, please contact us directly at 1-800-225-5132.

* T. Rowe Price Advisor Class available for these funds. The T. Rowe Price Advisor Class is offered only through financial intermediaries. For more information about T. Rowe Price Advisor Class funds, contact your financial professional or T. Rowe Price at 1-877-804-2315.
**    Closed to new investors.
+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

      Please call for a prospectus, which contains complete information, including risks, fees, and expenses. Read it carefully before investing.

Invest With Confidence [LOGO](R)         T. Rowe Price Investment Services, Inc.
T. Rowe Price                            100 East Pratt Street
                                         Baltimore, MD 21202

                                                               C05-050 2/28/02 R